VIVA INTERNATIONAL, INC / CARR HOLDING, LLC.
                        Contract Number VIVA/CH24092004-3




THIS AGREEMENT (hereafter the "AGREEMENT") is entered in this 16 day of November, 2004 by and between;

Viva International, Inc. a Delaware Corporation, formed under the laws of Delaware, having corporate offices at 954 Business Park Drive, Suite 2, Traverse City, Michigan 49686, IRS EIN # 22-3537927, hereafter the SELLER,

AND:

Carr Holding, LLC. a Limited Liability Corporation, formed under the laws of Michigan, having offices at 25682 Arcadia, Novi, Michigan 48374, IRS #010776062 hereafter PURCHASER,


WHEREAS;

The SELLER is the owner and in control of Universal Filtration Industries, Inc. presently a wholly owned subsidiary of the SELLER formed under the laws of New York with offices at 954 Business Park Drive, Suite 2, Traverse City, Michigan 49686, IRS EIN #11-3218232 hereafter UFI, the object (Target) of this AGREEMENT. UFI has outstanding and issued approximately 400 shares of common stock of which the following shares have been issued and in the control of:

Viva International, Inc.                                      **100%**
--------------------------------------------------------------------------------

                      THERE ARE NO OTHER OUTSTANDING SHARES



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The PURCHASER having operations in Michigan and controlling interest in Computer
Decisions International, LLC (hereafter CDI) and in seeking to raise additional development funds for CDI has approached the SELLER a publicly traded company, through a Letter of Intent Exhibit D, to sell UFI (Target) to the PURCHASER. The PURCHASER'S purpose of the acquisition is to merge and absorb UFI (Target) with Computer Decisions International, LLC. (CDI), thus providing CDI the opportunity to apply and register with the Securities and Exchange Commission that which is necessary to convert the surviving entity from a privately held company into a publicly traded company.

The SELLER in seeking to raise shareholder value by divesting itself of a non-core inactive subsidiary operation with debt, in exchange for the assumption of said debts of the subsidiary and the receipt of equity in the surviving public entity which will evolve from the combination of UFI (Target) and CDI. SELLER hereby acknowledges and agrees to distribute the equity it receives to its shareholders of record as of a date indicated by its Board of Directors and commensurate with the execution of this agreement. PURCHASER agrees to pay all costs associated with the issuance of share certificates to the individual shareholders of the SELLER.

WHEREAS;

The Stockholders of the SELLER and UFI believe it to be to their advantage, and to the advantage of all of the Stockholders of SELLER, to sell and transfer all the property of UFI to CH thus merging or combining any existing business that may be carried on by UFI into the business of CDI.

The Stockholders of the PURCHASER believe it to be to their advantage to purchase UFI and merge the business now carried on by UFI in the business of CH and or CDI. PURCHASER having completed their Due Diligence and received, acknowledged, and accepted an attorney's opinion do agree to go forward.


THEREFORE;

AS THE PURCHASER DOES AGREE TO PURCHASE UFI AND THE SELLER DOES AGREE TO SELL UFI, PURCHASER AND SELLER ACKNOWLEDGE THAT THIS AGREEMENT SHALL BE SUBJECT TO THE TERMS AND CONDITIONS SET FORTH BELOW;

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Section 1. Terms

1.1  Purchase Terms.

     A. Subject to the conditions and terms set forth herein, the approval of PURCHASER'S primary lender and the ability of the PURCHASER to secure adequate debt financing, the PURCHASER does assume, guarantee and accepts, without reservation of any type, all claims, debts and or encumbrances now of record and arising prior to this AGREEMENT, which shall not exceed one
                   -------------------------------
     hundred thousand dollars US ($100,000.00) , per Exhibit G, and any and all claims, debts, and or encumbrances that may arise in conjunction with the execution of the PURCHASER'S responsibilities under this AGREEMENT.
     B. PURCHASER agrees to assume all costs, legal fees, registration, professional fees, accounting fees, stock transfer fees, filing fees, and levies whatsoever associated with bringing UFI current and in "good standing" and any such costs and fees that are customarily necessary in and to the process of the ultimate purpose which is becoming a publicly traded company.
     C. PURCHASER specifically relieves, and agrees to hold harmless, the SELLER from any and all liability, debt, responsibility, claims, costs, fees, and accountability, of any and all types, arising after the date of execution
                                           -----------------------------------
     of this AGREEMENT.
     -----------------
     D. PURCHASER will cause the appointment of a person, selected by SELLER, to a seat on the Board of Directors of the new publicly traded company. E. SELLER agrees to transfer, assign, and sell all its rights, claims, and ownership of UFI, free and clear of all claims whatsoever except those agreed to herein. SELLER shall retain any and all rights to any
                                                                 ---
     pre-AGREEMENT patents, copyrights, trademarks, service marks, trade names,
     -------------
     licenses, right of action or process, together with claims of funds, income, and or royalties, arising out of patents, copyrights, trademarks, service marks, trade names, licenses, right of actions and or process, together with any potential income and or royalties arising from such, or that have arisen and not yet identified, or potentially arising out of such only to the extent that the SELLER had said ownership or rights to such, prior to the execution of this agreement and shall not extend to any such
     -------------------------------------------------------------------------
     arising after the execution of this AGREEMENT. Said royalties, patents,
     ---------------------------------------------
     copyrights, trademarks, licenses, right of actions, and or process which were the property of the SELLER through UFI prior to this AGREEMENT, shall remain the property of SELLER as if the SELLER had not sold UFI to PURCHASER.




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1.2  Purchase Price.

     The PURCHASER and the SELLER agree the purchase price of shall be:

     A. the total assumption of all liabilities of UFI by the PURCHASER as verified (having previously been subject to fiscal year end audits) and as listed in Exhibit G; and stated limitation above, and
                           ---------
     C. the establishment of a publicly traded company traded on a publicly regulated exchange, hereafter the New Company; and
     B. the issue and transfer to SELLER'S shareholders of forty one (41) million shares of the publicly traded common stock of the New Company. Said company being the surviving publicly traded company created from
          ----------------------
          the merger of UFI and CDI.

1.3  Payment of Purchase Price.

     The purchase price shall be considered paid to the SELLER upon completion of each and all the actions, and in the order and or simultaneously, as follows;
     A. PURCHASER shall retain a licensed United States Security and Exchange Attorney, and complete any processes filings, including the payment of all fees and cost necessary, to bring the New Company completely through the process of the security industry's standard listing requirements, assigning of a symbol and receive such authority customary to be a publicly traded stock listed on and traded through a publicly regulated exchange.
     B. PURCHASER shall retain a licensed Certified Public Accountant, and complete any processes, filings, including the payment of all fees and cost necessary, to bring the New Company completely through the process of the security industry's standard listing requirements, assigning of a symbol and receive such authority customary to be a publicly traded stock listed on and traded through a publicly regulated exchange.
     C. PURCHASER shall retain a Transfer Agent / Underwriter, and complete any processes, filings, including the payment of all fees and cost necessary, to bring the New Company completely through the process of the security industry's standard listing requirements, assigning of a symbol and receive such authority customary to be a publicly traded stock listed on and traded through a publicly regulated exchange.
     D. PURCHASER shall complete the issue of and transfer of the New Company's publicly traded stock as described in 1.2 B, to the SELLER'S shareholders of record as of date commensurate with the execution of this agreement and in accordance with the establishment of a record date as established and provided by the SELLER'S Board of Directors.
     E. PURCHASER shall provide to the SELLER such documentation necessary that the PURCHASER has assumed the liabilities of UFI per Exhibit G,
                                                                    ---------
          and relieved said liabilities and will indemnify, defend and hold harmless the SELLER in any action arising out of such liabilities, together with the appointment described in 1.1, D above.

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     F.   CLOSING SHALL BE ON OR BEFORE, ninety (90) calendar days from the date
                                         -----------
          of this AGREEMENT unless extended by mutual agreement in writing. This AGREEMENT shall remain and will be considered executory until A, B, C, D and E of this section have been satisfied, irrespective of any other clause herein.

Section 2. Representations

     As a material inducement to the PURCHASER to enter into the AGREEMENT and purchase UFI, the SELLER and UFI, jointly and severally, represent and warrant that:

2.1 Organization and Corporate Powers.
UFI is a corporation duly incorporated and validly exists under the laws of the State of New York as evidenced by Exhibit A, and UFI is qualified to do business
                                  ---------
in every jurisdiction in which its ownership of property or conduct of business requires it to be qualified. The copies of the Corporation's Articles of Incorporation, bylaws, and books and records or copies thereof have been or will be furnished to the PURCHASER on or before the closing and such copies thereof reflect all amendments made thereto at any time prior to the date of this AGREEMENT and such copies are correct and complete.

2.2 Capital Stock and Related Matters.
The PURCHASER acknowledges and the SELLER represents that the shares of stock of UFI and any and all shares of stock to be purchased of UFI have "NOT" been
                                                                -----
registered under Securities Act of 1933 ("1933 Act") or under any state security laws prior to this Agreement.

2.3 No Undisclosed Liabilities.
The SELLER warrants to the PURCHASER that there are no undisclosed liabilities of UFI to the best of the SELLER'S knowledge.

     As a material inducement to the SELLER to enter into AGREEMENT and sell UFI, the PURCHASER represents and warrants that:

2.4 Corporation.
CH is a limited liability corporation duly incorporated under the laws of the Michigan and CH is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify.


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2.5 Corporate Powers.
The PURCHASER has all requisite corporate powers and authority and all material licenses, permits and authorizations necessary to own and operate its properties, carry on its business as now conducted, and enter into and execute this AGREEMENT.


Section 3. Subsidiaries
Except as evidenced in Exhibit I, UFI has no, nor has had any, subsidiaries or
                       ---------
affiliated companies during the period prior to this AGREEMENT while a subsidiary of the SELLER, and does not otherwise own or control, directly or indirectly, any equity interest in any corporation or entity that has not been disclosed in this agreement.

Section 4. Conduct of Business; Liabilities
Except as set forth in Exhibit G, UFI is not in default under, and no condition
                       ---------
exist that with notice or lapse of time would constitute a default of UFI under;
a. any mortgage, loan agreement written or oral, evidence of indebtedness or other instrument evidencing borrowed money to which UFI is a party or by which UFI is bound or;
b. any judgment, order or injunction of any court, arbitrator or government agency that would reasonably be expected to affect materially and adversely the business, financial condition or results of operations of UFI taken as a whole.
c.   PURCHASER agrees and acknowledges that the SELLER shall not be liable, be
                                                       ---------
     responsible and or held accountable for any of the liabilities or responsibilities whatsoever of UFI incurred or accrued prior to, and or after, the execution date and time of this AGREEMENT, unless such liability is expressly agreed to be assumed or retained by SELLER in Exhibit K.
                                                                ---------
d. PURCHASER hereby agrees to accept all responsibilities, and be held accountable for any of the liabilities or responsibilities whatsoever of UFI incurred or accrued prior to the execution date and time of this agreement and does hereby release, indemnify, and hold harmless SELLER, its agents, officers, directors, attorneys, affiliates, subsidiaries, heirs and assigns, from any and all such liability or claims whatsoever, which were incurred, accrued, and or arise prior to, out of, and or after, the execution date and time of this AGREEMENT.

Section 5. Financial Statements
1. SELLER has or will provide PURCHASER on or before the closing, their audited consolidated financial statements for the year 2003, Exhibit L, which includes UFI.
2. Before 1st of December, 2004 SELLER shall provide PURCHASER unaudited financial statements of UFI for the year and period ended September 30, 2004.

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Section 6. Title and Related Matters
Except as set forth in Exhibit M, UFI has good and marketable title to all of
                       ---------
its property, real or personal. And other assets included in the Financial Statement, free and clear of all security interest, mortgages, liens, pledges, charges, claims or encumbrances of any kind or character.

Section 7. Litigation
Except as set forth in Exhibit G, to the best of the SELLER'S knowledge there
                       ---------
are no material actions, suits, proceedings, orders, investigations or claims pending or overtly threatened against UFI or its property of either, at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality. UFI is not subject to any arbitration proceedings under collective bargaining agreements or otherwise or, to the best of SELLER'S knowledge subject to any government investigations or inquires: and to the best of SELLER'S directors, and responsible officers' of UFI, there is no basis for any of the foregoing.

Section 8. Tax Matters
Except as set forth in Exhibit G,
                       ----------
a. SELLER has prepared in a substantially correct manner and have filed all tax returns and reports heretofore required to be filed by them and paid all taxes shown as due thereon;
b. no taxing authority has asserted any deficiency in the payment of any tax or informed SELLER that it intends to assert any such deficiency or to make any audit or other investigation of UFI for the purpose of determining whether such a deficiency should be asserted against UFI.

Section 9. Compliance with Laws
To the best of SELLER'S knowledge, UFI is, in the conduct of business, in substantial compliance with all laws, statutes, ordinances, regulations, orders, judgments or decrees applicable to them, the enforcement of which, if UFI was not in compliance therewith, would have a materially adverse effect on the business of UFI, taken as a whole. Neither SELLER nor UFI have received any notice of any asserted present or past failure by UFI to comply with such laws, statutes, ordinances, regulations, orders, judgments or decrees.

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Section 10. Employment and Labor Related Matters
Except as set forth in Exhibit N, or as provided in this agreement, to SELLER'S
                       ---------
knowledge, no employee of UFI is in violation of any material term of any employment contract, or any other contract or agreement relating to the relationship of such employee with UFI or any other party because of the nature of the business conducted or to be conducted by UFI. Each employee of UFI with access to confidential or proprietary information has executed, or in the ordinary course of business will execute, a proprietary information agreement obligating such employee to hold confidential UFI proprietary information. UFI has in all material respects complied with all applicable US Laws relating to employment.

Section 11. Agreements and Commitments
Exhibit O, contains a complete and accurate list of each agreement, contract,
---------
instrument and commitment to which UFI is a party that provides for payment in excess of three thousand US dollars, (US$3,000.00), per year or whose term is in excess of one year and is not cancelable upon thirty, (30), days notice without liability, penalty, or premium, other than normal cancellation fee or charge.

Section 12. Personnel
Exhibit P sets forth a true and complete list of names, title, and current
---------
salaries of all officers of UFI; the names of all directors of UFI the wage rates, (or range ), for each class of exempt and nonexempt, salaried and hourly employees of UFI all scheduled or contemplated increases in compensation or bonuses; and all scheduled or contemplated promotions.

Section 13. Intellectual Property
UFI owns or has the right to use free and clear of all liens, charges, claims and restrictions, those patents, trademarks, service marks, trade names, copyrights, licenses and other intellectual property rights necessary to comply with this AGREEMENT. To the knowledge of SELLER or UFI, UFI has not infringed upon, nor is it infringing upon, any patent, trademark, service mark, and trade name, copyright or other intellectual property of any third party nor is SELLER and UFI aware of any violation by third party of such.






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Section 14. Benefit Plans
Except as listed in Exhibit Q, UFI does not maintain any retirement or deferred
                    ---------
compensation plan, saving, incentive, stock option or stock purchase plan unemployment compensation plan, vacation pay, severance pay, bonus or benefit arrangement, insurance or hospitalization program or any other fringe benefit arrangement for any employee, consultant, or agent of UFI or SELLER whether pursuant to a contract, agreement, custom, law, or informal understanding for which SELLER and UFI may have an ongoing material liability after the execution of this AGREEMENT.

Section 15. Assignment
The Parties agree that no party may assign his interest under this AGREEMENT without the prior written consent of the other party, which consent will not be unreasonably withheld. However, each party may, by notice to the other party, assign its interest under this AGREEMENT to an affiliated company. In the case of such assignment, the Parties shall remain liable for all their obligations under this AGREEMENT.

Section 16. Compliance with the laws, rules and regulations
The Parties agree to comply with all applicable laws, rules and regulations of the United States, and Michigan, PURCHASER agrees to file applications and be responsible for all costs for any and all certificates, permits, licenses, governing authority approvals, and any other documentation otherwise necessary to meet the Parties' obligations under this AGREEMENT. PURCHASER and SELLER agree to execute and complete any and all Exhibits and supply all information necessary to complete this AGREEMENT on or before closing.

Section 17. Governing law
This AGREEMENT shall be interpreted and governed by and enforced in accordance with the laws of the State of Michigan.

Section18. Dispute resolutions
1. All disputes arising in connection with this AGREEMENT, or any agreement made in furtherance thereof, except as to matters of urgent interest, shall be finally settled by arbitration in accordance with the arbitration rules of the American Arbitration Association.
2. The arbitral tribunal shall be composed of three (3) arbitrators.



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3.       SELLER shall choose one arbitrator, PURCHASE shall choose one arbitrator, and the two so chosen shall appoint the third arbitrator. The place of arbitration shall be convenient to both parties in the State of Michigan. The arbitral procedure shall be conducted in the English language.
4. Each party to the arbitration shall bear the cost of their individual representation regardless of the arbitration decision and award and such cost shall not be a part of said decision and or award.
5. Each party to the arbitration shall share equally in any cost and fees of the American Arbitration Association that are assessed per the fee schedule as published.
6. Any award or decision will be enforceable through any court of proper jurisdiction in the United States of America.

Section 19. Severability, Corrections, Counterparts.
Any provision of the AGREEMENT prohibited by applicable law shall be invalid to the extent of such prohibition unless it is determined by the Parties hereto that such prohibition invalidates the purpose or intent of this AGREEMENT. The parties to this AGREEMENT agree to modify and execute any changes necessary to correct any errors clerical and verbiage which may cloud and or misdirect the intent and purpose of this AGREEMENT. This AGREEMENT may be executed in one or more counterparts, each of which when executed shall be deemed an original, but all of which taken together shall constitute one and the same document.

Section 20. Force Majeure
Neither party hereto shall be responsible for damages caused by the delay or failure to perform in whole or in part hereunder or noncompliance with any of the terms hereof when such delay, failure or noncompliance is caused by or results from acts of God, earthquakes, fires, floods, perils of sea, wars (declared or undeclared), terrorist acts, strikes, riots or any other causes beyond the control of the party who is in default or who is unable to comply with the terms of this AGREEMENT, whether or not similar to those enumerated.

Section 21. Modification
This AGREEMENT may only be modified by an instrument in writing executed by all the Parties hereto this AGREEMENT.





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Section22. Notices
All notices and communications hereunder shall be made in writing, posted in the U.S. Mail, and properly addressed to the Parties as follows:

Carr Holding, LLC: (PURCHASER)
------------------------------
25682 Arcadia
 Novi, Michigan 48374


Viva International, Inc: (SELLER)
---------------------------------
954 Business Park Drive Suite 2
Traverse City, Michigan 49686
..

Universal Filtration Industries, Inc: (Target)
----------------------------------------------
954 Business Park Drive, Suite 2
Traverse City, Michigan 49686

IN WITNESS WHEREOF, the parties do hereby agree to and execute this AGREEMENT by setting below their hand and seal, this 16 day of November, 2004.


/s/ Daniel A. Carr                     /s/ Robert Scott
-------------------------              ----------------------
Daniel A. Carr,                        Robert Scott
As President and C.E.O.,               As Chairman of the Board.,
for and on behalf of                   for and on behalf of
Carr Holding LLC.                      Viva International, Inc.



                                       /s/ Robert Scott
                                       ----------------------
                                       Robert Scott
                                       As President and C.E.O.,
                                       for and on behalf of
                                       Universal Filtration Industries, Inc.


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INDEX of EXHIBITS
-----------------

Exhibit  A        Copy of Certificate of Incorporation and "In Good Standing" of
                  Universal Filtration Industries, Inc.
Exhibit  B        Resolution of Board of Directors of Universal Filtration
                  Industries, Inc., Approval to be Sold.
Exhibit  C        Resolution of Board of Directors of Viva International, Inc.,
                  Approval to Sell.
Exhibit  D        Letter of Intent to Purchase Universal Filtration Industries,
                  Inc.
Exhibit  E        Resolution  of Board  of  Directors  of Carr  Holdings,  LLC.,
                  Approving Purchase of Universal Filtration Industries, Inc.
Exhibit  F        Copy of Stock Certificates Universal Filtration Industries,
                  Inc.,
Exhibit  G        Accumulated List of ALL Debts and Litigation
Exhibit  H        Copy of Stock Certificate to be issued by New Publicly Traded
                  Company to SELLER'S Stockholders
Exhibit  I        Subsidiaries of Universal Filtration Industries, Inc.
Exhibit  J        Names and Address of SEC attorney, CPA, and Transfer Agent
Exhibit  K        Liabilities retained by SELLER
Exhibit  M        Property Encumbered
Exhibit  N        Labor and Employment Agreements
Exhibit  O        Contractual Agreements
Exhibit  P        Personnel
Exhibit  Q        Employee Benefit Plans
Exhibit  R        Attorney Opinion


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